UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 18, 2006

INVESTOOLS INC.

Exact Name of Registrant as Specified in its Charter

DELAWARE	000-52012	76-0685039
State of Incorporation or Organization	(Commission File Number)	(I.R.S. Employer Identification No.)

13947 SOUTH MINUTEMAN DRIVE, DRAPER, UTAH		84020
Address of Principal Executive Offices		Zip Code

(801) 816-6918

Registrant’s telephone number,

including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.  Entry into a Material Definitive Agreement.

On September 18, 2006, INVESTools Inc. (“INVESTools”), thinkorswim Group, Inc. (“thinkorswim”) and Atomic Acquisition Corp., a wholly-owned subsidiary of INVESTools (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which INVESTools will acquire thinkorswim.

Under the terms of the Merger Agreement, which was approved unanimously by the Boards of Directors of INVESTools and thinkorswim, Merger Sub will be merged with and into thinkorswim (the “Merger”) and thinkorswim shareholders will receive 50% of the merger consideration in cash and 50% in stock, representing approximately $170 million in cash and 19.1 million shares of INVESTools common stock.  JPMorgan Chase Bank, N.A. and J.P. Morgan Securities Inc. will provide INVESTools a senior secured term loan of $125 million to fund a portion of the cash transaction and, separately, will also provide an unfunded committed senior secured revolving credit facility of $25 million.  Following the transaction, thinkorswim shareholders will represent approximately 30% of the ownership of INVESTools, and thinkorswim will receive two seats on an expanded eight-member INVESTools’ Board of Directors.  thinkorswim employees are eligible for a $20 million retention bonus pool which will be paid over 3 years and INVESTools options which vest over 4 years, of which 50% will have an exercise price equal to the market price at closing, and 50% will have an exercise price equal to 150% of the market price at closing.

The parties to the Merger Agreement have made customary representations, warranties and covenants therein.  INVESTools has also agreed to call a meeting of INVESTools’ stockholders to consider approval of the issuance of INVESTools common stock to the securityholders of thinkorswim and the grants of options to purchase INVESTools common stock to the management of thinkorswim, and to consider approval of an amendment to INVESTools’ certificate of incorporation to increase the number of authorized shares of INVESTools common stock.  The INVESTools Board of Directors will recommend approval of these proposals.  The Merger Agreement also provides for customary covenants providing for the parties to use their commercially reasonable efforts to take actions necessary for the closing of the Merger.

Consummation of the Merger is subject to various customary conditions, including approval by INVESTools’ stockholders of the proposals described above, the receipt by INVESTools of the debt financing necessary to consummate the Merger and the receipt of certain regulatory approvals, including approval of the Merger by the National Association of Securities Dealers.

The foregoing description of the Merger Agreement is included to provide information regarding its terms.  It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Merger Agreement contains representations and warranties made by and to the parties thereto as of specific dates.  The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement and are subject to qualifications and limitations agreed by the respective parties in connection with negotiating the terms of the Merger Agreement.  In addition, certain representations and warranties were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the respective parties rather than establishing matters as facts.  For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

Important Additional Information Regarding the Merger will be filed with the SEC.

In connection with the solicitation of proxies from the shareholders of INVESTools to, among other things, approve the issuance of INVESTools common stock in connection with the proposed Merger, INVESTools will file a proxy statement with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. Investors and security holders may obtain a free copy of the proxy statement (when available)

and other documents filed by INVESTools at the SEC website at http://www.sec.gov. The proxy statement and other documents also may be obtained for free from INVESTools by directing such request to INVESTools Inc., Attention: Investor Relations, 13947 South Minuteman Drive, Draper, Utah 84020 or email at investor.relations@investools.com.

INVESTools and its directors, executive officers and other members of its management and employees may be deemed participants in the solicitation of proxies from its stockholders in connection with, among other things, the approval of the issuance of INVESTools common stock in connection with the proposed Merger. Information concerning the interests of INVESTools’ participants in the solicitation, which may be different than those of INVESTools stockholders generally, is set forth in INVESTools’ proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and will be set forth in the proxy statement when it becomes available.

Item 8.01.  Other Events.

On September 19, 2006, the Company issued a press release announcing that it had entered into the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 hereto (and deemed filed only to the extent required by Rule 14a-12).

Forward-looking Statements

All statements in this Current Report on Form 8-K that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by words such as “believe,” “intend,” “expect,” “may,” “could,” “would,” “will,” “should,” “plan,” “project,” “contemplate,” “anticipate,” or similar statements. Because these statements reflect the Company’s current views concerning future events, these forward-looking statements are subject to risks and uncertainties. The Company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this Current Report on Form 8-K, including, without limitation, the ability to successfully integrate acquired and potential additional operating companies; the success of brand development efforts and strategic alliances; demand for the Company’s products and services; the ability to compete effectively and adjust to changing market conditions; inability to protect the Company’s proprietary technology; difficulties or delays in developing improved products when expected or desired and with the additional features contemplated or desired; the potential for intellectual property infringement, warranty, product liability, and other claims; the uncertainties associated with governmental regulation; and other factors detailed from time to time in INVESTools’ SEC filings. The forward-looking statements are made only as of the date hereof and the Company assumes no obligation to publicly update or revise the forward-looking statements whether as a result of new information, future events, or otherwise.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

2.1	Agreement and Plan of Merger, dated as of September 18, 2006.

99.1	Press Release, dated September 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTOOLS INC.

	By:	/s/	Ida K. Kane
Ida K. Kane
Chief Financial Officer

Dated: September 20, 2006

EXHIBIT INDEX

No.	Description
2.1	Agreement and Plan of Merger, dated as of September 18, 2006.

99.1	Press Release, dated September 19, 2006.